Exhibit 99.1

Zix Corporation Announces Fourth Quarter and Year-End Results for Fiscal 2011

Company’s quarterly and full-year 2011 results continue to set records in revenue, adjusted earnings per share and cash generated from operations

DALLAS — Feb. 21, 2012 — Zix Corporation (NASDAQ: ZIXI), the leader in email encryption services, today announced financial results for the fourth quarter and full year ended Dec. 31, 2011.

Fourth Quarter Financial Highlights

•	The Company achieved record fourth quarter revenue from continuing operations of $9.9 million, an increase of 12%, year-over-year

•	Fourth quarter 2011 GAAP net income of $0.23 per share, compared to fourth quarter 2010 GAAP net income of $0.54 per share(1)

•	Fourth quarter Non-GAAP net income of $0.04 per share, an increase of 22.0%, year-over-year

•	Cash flow from operations for the fourth quarter of $2.6 million, an increase of $1.8 million, year-over-year

Full-Year 2011 Financial Highlights

•	The Company achieved full-year record revenue from continuing operations of $38.1 million, an increase of 15.4%, year-over-year

•	Full-year GAAP net income of $0.34 per share, compared to full-year 2010 GAAP net income of $0.62 per share(1)

•	Full-year Non-GAAP net income of $0.16 per share, an increase of 29.4%, year-over-year

•	Cash flow from operations for the full year ended Dec. 31, 2011, of $13.2 million, an increase of $6.0 million, year-over-year

•

Cash, cash equivalents and commercial paper investments at year-end was $20.7 million, despite $21.0 million spent on share repurchases during 2011. This $20.7 million is a decrease of $3.9 million compared to the ending cash balance for 2010

“We are very pleased to report record financial results for revenue, adjusted earnings per share and cash generated from operations during fiscal 2011,” said Rick Spurr, ZixCorp’s

Chairman and Chief Executive Officer. “During the year, we continued to invest in enhancing easy-to-use email encryption, including the launch of ZixMobility. Such innovations allow us to maintain our position of leadership in the industry and create opportunities for revenue growth as we look to 2012.”

Fourth Quarter and Full-Year 2011 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	Q4 2011	Q4 2010	% or $ Change (2)		FY 2011	FY 2010	% or $ Change (2)
Revenue (3)	$9.9	$8.8	11.8%		$38.1	$33.1	15.4%
GAAP Gross Profit (3)	$8.0	$7.1	13.0%		$30.9	$26.6	16.3%
GAAP Net Income (1)	$15.0	$37.2	(59.8%)		$22.6	$41.2	(45.3%)
GAAP Net Income Per Share – Diluted (1)	$0.23	$0.54	(58.2%)		$0.34	$0.62	(45.7%)
Non-GAAP Adjusted Gross Profit (3) (4)	$8.1	$7.2	12.7%		$31.0	$26.8	15.9%
Non-GAAP Adjusted Net Income (4)	$2.9	$2.5	17.4%		$10.9	$8.4	30.5%
Non-GAAP Adjusted Net Income Per Share – Diluted (4)	$0.04	$0.04	22.0%		$0.16	$0.13	29.4%
Adjusted EBITDA (4) (5)	$3.5	$2.8	26.6%		$12.7	$9.9	28.5%
Adjusted EBITDA Margin (4) (5)	35.5%	31.4%	4.1	pts	33.2%	29.8%	3.4	pts
Email Encryption New First Year Orders	$1.9	$2.1	(11.1%)		$7.1	$8.7	(18.3%)
Email Encryption Total Orders	$11.1	$12.2	(9.1%)		$42.3	$40.8	3.8%
Email Encryption Bookings Backlog (6)	$53.7	$49.9	7.6%		$53.7	$49.9	7.6%

(1)

GAAP Net Income for the quarters and years ended Dec. 31, 2011, and Dec. 31, 2010, include tax benefits of $11.8 million and $35.3 million, respectively, resulting from reductions to the deferred tax valuation allowance

(2)	Changes reported are based on actual results, and numbers shown in the columns may reflect rounding
(3)	Amounts indicated are from continuing operations
(4)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web page at http://investor.zixcorp.com
(5)	Adjusted earnings before interest, taxes, depreciation and amortization
(6)	Service contract commitments that represent future revenue to be recognized as the services are provided

Fourth Quarter Business Highlights

•

EarthLink, Inc. (NASDAQ: ELNK), a leading IT services, network and communications provider to more than 150,000 businesses and over one million consumers nationwide, joined the ZixCorp® Partner Program as a managed security service provider.

•

ICON Central Laboratories chose ZixEnableSM to securely and automatically deliver patient results. ICON Central Laboratories, a division of ICON plc, is a global central laboratory exclusively engaged in clinical trial testing. ICON Central Laboratories uses ZixEnable, an application-generated email encryption service, to provide lab reports 24/7 worldwide through an encrypted email solution, enabling physicians to better monitor and adjust patient treatment during clinical trials.

•

ZixCorp announced the approval of a share repurchase program that enables the company to purchase up to $15 million of its shares of common stock. The amount and timing of specific repurchases are subject to market conditions, applicable legal requirements and other factors. The share repurchase program is scheduled to expire on June 30, 2012. This was the second share repurchase program announced by ZixCorp in 2011. Earlier, the company implemented a share repurchase program in March 2011 and completed it in July 2011. For the year, the Company repurchased approximately 6.5 million shares at a total price of $21 million.

•

Recognizing a growing demand for email encryption, IT solutions provider Sayers joined the ZixCorp Partner Program and added ZixCorp Email Encryption Services to its portfolio. Sayers selected ZixCorp based on its trusted reputation and its leadership position in the market. Headquartered near Chicago, Sayers is a value added reseller and provides technology solutions for mid- to large-sized businesses.

Outlook

The Company forecasts revenue for the first quarter to be between $10.0 million and $10.1 million and fully diluted adjusted earnings per share of $0.04. Full-year 2012 revenues are projected to be between $41 million and $43 million. Fully diluted Non-GAAP adjusted earnings per share, which are adjusted primarily for non-cash stock-based compensation and non-recurring expense items, are projected to be between $0.19 and $0.20.

Conference Call Information

The Company will discuss its financial results and outlook on a conference call on Tuesday, Feb. 21, 2012, at 5 p.m. ET. A live webcast of the conference call will be available on its investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-877-556-5921 (U.S. toll-free) or 1-617-597-5474 (international) at least 15 minutes before the call and entering access code 61892879. An audio replay of the conference will be available until Feb. 29, 2012, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 22711811. An archive of the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

Zix Corporation (ZixCorp) provides the only email encryption services designed with your most important relationships in mind. Many of the most influential companies and government organizations use the proven ZixCorp® Email Encryption Services, including WellPoint, the SEC, and more than 1,200 hospitals and 1,600 financial institutions. ZixCorp Email Encryption Services are powered by ZixDirectory®, the largest email encryption community in the world. The tens of millions of ZixDirectory members can feel secure knowing their most important relationships are protected. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation

Contacts

ZixCorp Investor Relations: Charles Messman (323) 468-2300, zixi@mkr-group.com

Public Relations: Taylor Stansbury (214) 370-2134, tstansbury@zixcorp.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy and data security law mandates may affect demand for email encryption and ZixCorp’s ability to obtain and retain customers and grow revenues. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	December 31,
	(unaudited)	2010
ASSETS
Current assets:
Cash and cash equivalents	$20,680,000	$24,619,000
Receivables, net	704,000	1,344,000
Prepaid and other current assets	1,422,000	1,115,000
Deferred tax assets	1,551,000	1,056,000

Total current assets	24,357,000	28,134,000
Property and equipment, net	2,228,000	2,209,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	48,806,000	34,304,000
Other assets	—	44,000

Total assets	$77,552,000	$66,852,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,292,000	$2,844,000
Deferred revenue	16,568,000	15,331,000
License subscription note payable	—	137,000

Total current liabilities	18,860,000	18,312,000
Long-term liabilities:
Deferred revenue	795,000	1,439,000
License subscription note payable, non-current	—	49,000
Deferred rent	140,000	165,000

Total long-term liabilities	935,000	1,653,000

Total liabilities	19,795,000	19,965,000
Total stockholders’ equity	57,757,000	46,887,000

Total liabilities and stockholders’ equity	$77,552,000	$66,852,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Revenues	$9,885,000	$8,845,000	$38,145,000	$33,066,000
Cost of revenues	1,849,000	1,734,000	7,211,000	6,468,000

Gross profit	8,036,000	7,111,000	30,934,000	26,598,000
Operating expenses:
Research and development	1,281,000	1,272,000	5,229,000	5,089,000
Selling, general and administrative	3,818,000	4,121,000	15,128,000	16,363,000

Total operating expenses	5,099,000	5,393,000	20,357,000	21,452,000

Operating income	2,937,000	1,718,000	10,577,000	5,146,000
Operating margin	30%	19%	28%	16%

Other income, net	9,000	8,000	88,000	74,000

Income from continuing operations before income taxes	2,946,000	1,726,000	10,665,000	5,220,000
Income tax (expense) benefit	12,021,000	35,420,000	11,889,000	35,500,000

Income from continuing operations	14,967,000	37,146,000	22,554,000	40,720,000

Discontinued operations
Income from operations of discontinued e-Prescribing segment	—	134,000	—	762,000
Income tax expense	—	(48,000)	—	(269,000)

Income on discontinued operations (Note 1)	—	86,000	—	493,000
Net income	$14,967,000	$37,232,000	$22,554,000	$41,213,000

Basic income per common share:
Income from continuing operations	$0.23	$0.57	$0.34	$0.63
Income from discontinued operations	—	0.00	—	0.01

Net income	$0.23	$0.57	$0.34	$0.64

Diluted income per common share:
Income from continuing operations	$0.23	$0.54	$0.34	$0.61
Income from discontinued operations	—	0.00	—	0.01

Net income	$0.23	$0.54	$0.34	$0.62

Shares used in per share calculation - basic	65,259,001	65,672,265	65,439,078	64,401,384

Shares used in per share calculation - diluted	65,865,826	68,441,439	67,261,514	66,741,681

Note: EPS totals off due to rounding

Note 1

	Three Months Ended Dec. 31,		Twelve Months Ended Dec 31,
	2011	2010	2011	2010
Components of Income from discontinued operations:
Revenue from discontinued operations	$—	$482,000	$—	$2,632,000
Expenses from discontinued operations	—	348,000	—	1,870,000
Tax expense	—	(48,000)	—	(269,000)

Income from discontinued operations	$—	$86,000	$—	$493,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Twelve Months Ended December 31,
	2011	2010
Operating activities:
Net income	$22,554,000	$41,213,000
Non-cash items in net income	(9,806,000)	(31,960,000)
Changes in operating assets and liabilities	471,000	(2,063,000)

Net cash provided by operating activities	13,219,000	7,190,000

Investing activities:
Purchases of property and equipment	(1,471,000)	(1,492,000)
(Purchase) sale of marketable securities	—	25,000

Net cash used in investing activities	(1,471,000)	(1,467,000)

Financing activities:
Proceeds from exercise of stock options	1,791,000	2,786,000
Proceeds from exercise of warrants	3,707,000	2,949,000
Payment of license subscription note payable	(186,000)	(126,000)
Purchase of Treasury Stock	(20,999,000)	—

Net cash (used by) provided by financing activities	(15,687,000)	5,609,000

(Decrease) increase in cash and cash equivalents	(3,939,000)	11,332,000
Cash and cash equivalents, beginning of period	24,619,000	13,287,000

Cash and cash equivalents, end of period	$20,680,000	$24,619,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended December 31,		Twelve Months Ended December 31,
			2011	2010	2011	2010
Revenue:
GAAP revenue			$9,885,000	$8,845,000	$38,145,000	$33,066,000

Gross profit:
GAAP gross profit			$8,036,000	$7,111,000	$30,934,000	$26,598,000
Stock-based compensation charges (1)	(A	)	26,000	38,000	71,000	161,000
	(B	)	—	4,000	—	4,000

Non-GAAP adjusted gross profit			$8,062,000	$7,153,000	$31,005,000	$26,763,000

Operating income:
GAAP operating income			$2,937,000	$1,718,000	$10,577,000	$5,146,000
Stock-based compensation charges (1)	(A	)	204,000	385,000	617,000	1,835,000
Non-recurring severance payments (2)	(B	)	—	4,000	—	262,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	—	—	4,000

Non-GAAP adjusted operating income			$3,141,000	$2,107,000	$11,194,000	$7,247,000

Income from continuing operations:
GAAP income from continuing operations			$14,967,000	$37,146,000	$22,554,000	$40,720,000
Stock-based compensation charges (1)	(A	)	204,000	385,000	617,000	1,835,000
Non-recurring severance payments (2)	(B	)	—	4,000	—	262,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	—	—	4,000
Income tax impact	(D	)	(12,252,000)	(35,348,000)	(12,248,000)	(35,560,000)

Non-GAAP adjusted income from continuing operations			$2,919,000	$2,187,000	$10,923,000	$7,261,000

Income from discontinued operations:
GAAP income on discontinued operations			$—	$86,000	$—	$493,000
Stock-based compensation charges (1)	(A	)	—	8,000	—	94,000
Non-recurring severance payments (2)	(B	)	—	6,000	—	96,000
Expenses related to wind down of e-Prescribing business (3)	(C	)	—	152,000	—	160,000
Income tax impact	(D	)	—	48,000	—	269,000

Non-GAAP adjusted income from discontinued operations			$—	$300,000	$—	$1,112,000

Net income:
GAAP net income			$14,967,000	$37,232,000	$22,554,000	$41,213,000
Stock-based compensation charges (1)	(A	)	204,000	393,000	617,000	1,929,000
Non-recurring severance payments (2)	(B	)	—	10,000	—	358,000
Expenses related to strategic review and wind down of e-Prescribing business (3)	(C	)	—	152,000	—	164,000
Income tax impact	(D	)	(12,252,000)	(35,300,000)	(12,248,000)	(35,291,000)

Non-GAAP adjusted net income			$2,919,000	$2,487,000	$10,923,000	$8,373,000

Diluted income from continuing operations per common share:
GAAP income from continuing operations			$0.23	$0.54	$0.34	$0.61
Adjustments per share	(A-D	)	$(0.19)	$(0.51)	$(0.18)	$(0.51)

Non-GAAP adjusted income from continuing operations			$0.04	$0.03	$0.16	$0.11

Diluted net income per common share:
GAAP net income			$0.23	$0.54	$0.34	$0.62
Adjustments per share	(A-D	)	$(0.19)	$(0.51)	$(0.18)	$(0.49)

Non-GAAP adjusted net income			$0.04	$0.04	$0.16	$0.13

Shares used to compute Non-GAAP adjusted net income per share - diluted			65,865,826	68,441,439	67,261,514	66,741,681

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(E	)
Net income			$14,967,000	$37,232,000	$22,554,000	$41,213,000
Income tax provision			(12,021,000)	(35,372,000)	(11,889,000)	(35,231,000)
Interest expense			10,000	5,000	7,000	22,000
Depreciation expense			353,000	355,000	1,373,000	1,402,000

EBITDA			3,309,000	2,220,000	12,045,000	7,406,000

Adjustments:
Share-based compensation expense	(A	)	204,000	393,000	617,000	1,929,000
Non-recurring severance payments	(B	)	—	10,000	—	358,000
Expenses related to strategic review and wind down of e-Prescribing business	(C	)	—	152,000	—	164,000

Adjusted EBITDA			$3,513,000	$2,775,000	$12,662,000	$9,857,000

Adjusted EBITDA margin			35.5%	31.4%	33.2%	29.8%

(1) Stock-based compensation charges are included as follows:

Cost of revenues			$26,000	$38,000	$71,000	$161,000
Research and development			21,000	44,000	68,000	183,000
Selling, general and administrative			157,000	303,000	478,000	1,491,000
Discontinued operations			—	8,000	—	94,000

			$204,000	$393,000	$617,000	$1,929,000

(2) Non-recurring severance payments are included as follows:

Cost of revenues			—	4,000	—	4,000
Selling, general and administrative			—	—	—	258,000
Discontinued operations			—	6,000	—	96,000

			$—	$10,000	$—	$358,000

(3) Expenses related to strategic review and the wind down of e-Prescribing business are as follows:

Selling, general and administrative			—	—	—	4,000
Discontinued operations			—	152,000	—	160,000

			$—	$152,000	$—	$164,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (E) on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Gross profit, Operating income, Income from continuing operations, Income from discontinued operations, Net income, Income per share - diluted from continuing operations, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, non-recurring severance expenses and expense related to the wind down of our e-Prescribing business to derive Non-GAAP adjusted Gross profit, adjusted Operating income, adjusted Income from continuing operations, adjusted Income from discontinued operations, adjusted Net income, adjusted Income per share - diluted from continuing operations, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Income from continuing operations, Income from discontinued operations, Net income, Income per share - diluted from continuing operations, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income from continuing operations,” “Net income from discontinued operations,” “Net income,” “Net income from continuing operations per share - diluted,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (E).

(A) Non-cash stock-based compensation charges relating to stock option grants awarded to employees and third-party service providers and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Severance payments related to reduction in workforce. See item (2) on previous page for breakdown of severance payments. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Expenses related to strategic review and wind down of the Company’s e-Prescribing business segment. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges when presenting Non-GAAP financial measures.

(D) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in pervious periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation, severance payments and expenses relating to the wind down of the Company’s e-Prescribing business.